SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   JUNE 10, 2002
                                                         ----------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.                            PAGE
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           Exhibits

99.1       Media release, dated June 11, 2002.

The full text of the Media Release is attached to this report as Exhibit 99.1.

ITEM 9.    REGULATION FD DISCLOSURE.
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On June 10, 2002, NTL Incorporated issued a media release inviting the investment community to its 1st Quarter 2002 Financial Results conference call on June 11, 2002 at 8:30 am EDT and 1:30 pm GMT.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:  Richard J. Lubasch
                                              Title: Executive Vice President -
                                                      General Counsel

Dated: June 11, 2002

                                  EXHIBIT INDEX
                                 -------------

Exhibit
-------

99.1    Media release, dated June 10, 2002

                                                                  Exhibit 99.1
NTL LOGO

Media Release


                        NTL INCORPORATED (OTC BB: NTLDE)

                        INVITES THE INVESTMENT COMMUNITY

            TO ITS 1st QUARTER 2002 FINANCIAL RESULTS CONFERENCE CALL

               On Tuesday 11th June at 8.30 am EDT and 1.30 pm GMT

                               BARCLAY KNAPP, CEO
                    AND MEMBERS OF THE SENIOR MANAGEMENT TEAM
          WILL DISCUSS NTL'S FINANCIAL RESULTS FOR THE 1ST QUARTER 2002




                CONFERENCE CALL FACILITY DETAILS ARE AS FOLLOWS:

                     UK ONLY Dial-in Number: 1-706-643-6981 U.S./Other International Dial-In Number: 1-877-505-5130/1-706-679-8597

      The replay will be available for one week beginning approximately two hours after the end of the call until Tuesday 18th June.
                        The dial-in number is as follows:
                   U.S. Replay Dial-in Number: 1-800-642-1687
                   No International Replay Number is available
                             Conference ID: 4498778


      Due to regulatory restrictions, only certain callers from the UK (as listed in the notes below) may participate in the conference call.


                                    NTL LOGO

By dialing into the conference call, a caller from the UK is deemed to warrant that he falls within one of the following categories:

(1) stockholders and creditors (including holders of debt securities) of NTL/an NTL group company;

(2) investment professionals - i.e. firms authorised under the Financial Services and Markets Act 2000;

(3) financial journalists;

or a director, officer or an employee of one of the above.


Contacts:

U.S.                                     U.K.
Media:                                   Media:
  Steve Lipin                              Malcolm Padley
  Brunswick Group                            44-20 7746-4094
    212-333-3810                             44-7788-978199
Analysts:                                Analysts:
  John Gregg                               Virginia McMullan
    212-906-8446                             44-207-909-2144
  Bret Richter
    212-906-8447
  Tamar Gerber
    212-906-8440